Exhibit 99.1

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Morgan Stanley Basic Materials Conference

Feb. 22, 2006

Tom Adams

Chief Executive Officer

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Forward-Looking Statement

Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “budget,” “goal,” “plans,” “objective,” “outlook,” “should,” or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in the prospectus, which is available on Tronox’s website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Adjusted EBITDA

This presentation contains Adjusted EBITDA, which is a non-GAAP measure that is presented because it is a material component of the covenants that are imposed on us by the senior secured credit facility. A detailed reconciliation to the comparable GAAP financial measures can be found in the Investor Relations section of the company’s website at www.tronox.com.

Investment Highlights

Attractive Industry Fundamentals
Experienced Management Team		Global Producer & Marketer with a Strong Leadership Position
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Executing Value Strategy: Capturing Upside Potential		Proprietary Process & Expertise with World-Class Products & Technical Support
Well-Established Strategic Customer Relationships Across Diversified Markets

TiO2 Pigment

•                  Quality-of-life product used daily

•                  No effective substitutes

•                  Differentiated and frequently customized

2005 Global TiO2 Demand by End-Use Market

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Total Market Size: $9B

Source: TZMI.

Diverse Portfolio of End-Use Opportunities

	Differentiated Products		Specialty Products

•	Formulation based	•	Customized
•	Selective market base	•	Focused market base
•	Relational marketing	•	Premium pricing
•	Growth in line with economy	•	Value-based marketing
		•	Higher growth prospects

	Architectural coatings,		Ink, Catalysts,
	Paper laminates		Engineering plastics

Global Producer with Strong Market Leadership Position

•                  Highly concentrated industry with top five producers accounting for approximately 70% of global production

•                  #3 global producer; #2 using higher-growth chloride-process technology

•                  Leading supplier to global customers in multiple regions of the world

•                  Capitalizing on strong growth in Asia-Pacific, particularly China and India

•                  Strategically located manufacturing facilities in North America, Europe and Asia-Pacific

2005 Global Market Share	2005 Tronox Sales by Geography

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4.4 MM Tonnes	Source: Company filings and internal estimates

TiO2 Supply / Demand

•                  Supply / demand is tight

•                  Capacity rationalization of 218 MT or 11% of sulfate capacity since 2001

•                  Brown / Greenfield efforts needed pre-2009

Supply Considerations

•                  From 2005 to 2010, minimum of 700 MT needed assuming 95% capacity utilization

•                  Industry will require 3 to 4 world-scale chloride plants to meet demand even after considering expected sulfate capacity growth in China

TiO2 Supply / Demand

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Source: Artikol plus internal estimates.

TiO2 Supply Dynamics

North American TiO2 Pricing vs. Industry Capacity Utilization

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TiO2 Chloride Investment Economics

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Source: Company reports, Artikol and Internal estimates

Announced Price Increases

•                  Oct. 1, 2005, $.06/lb. increase will positively impact Q1 2006

•                  Jan. 1, 2006, $.05/lb. increase will positively impact Q2 2006

2005 Fourth-Quarter Highlights

•                  EPS on income from continuing operations $0.28/share

•                  Q4 Adjusted EBITDA 15% higher YOY

•                  2005 Adjusted EBITDA 44% higher YOY

•                  Record Q4 production

•                  Global prices moving higher

Tronox Operating Results
$MM

		Unaudited
	2004	2005

• Net Sales	$1,302	$1,364

• Operating Profit	(95)	88

• Adj. EBITDA	162	233

• Adj. EBITDA Margin	12.4%	17.1%

• EPS from Cont. Ops.		$1.13

Tronox Evolution

1997-2000	2001-2003	2004 - 2005

Growth: Acquisitions	Integration Challenges	Building New Strategy & Team

• Bayer Acquisition • Kemira Acquisition • Capacity: 200 MT to 624 MT • Critical Market Share: 5% to 13% • Acquired a Range of Competitive Products • Global Operations • Foundation to Grow	• Safety & Environmental • Standardize to KMG / Tronox • High-grade Staff • Rationalize Assets • Business Systems • Cultural / Multi-National • Down Market (Price)

• Value Strategy: Focus on Increasing Cash Flow, Profit & Returns

• Drive Business from Customers’ Perspective: Market Segmentation

• Operational Excellence: Extract More from Existing Assets, Six Sigma, Technology

• Specific Continuous Improvement Strategies Driven Throughout Business

• Assembled New Team to Execute Strategy

Tronox – Moving Ahead

2005	2006	2007+

IPO Process	Focused on Creating Value For Shareholders	Focus on Growth Opportunities

• Dual Track Process • IPO S-1 Filing • Completed IPO with Roadshow in November • IPO on November 22 • Strong Financial Performance	• Execute Strategy • Alignment of Employees • Focus on Cash • EPS Growth	• Organic / Brownfield Growth • Potential Acquisitions • Debt Reduction • Investment Grade

Alignment of Employees

•                  New Variable Compensation Program – “STAR”

•                  Program 2006 metrics

•                  Corporate

•                  Net Income

•                  Return on Invested Capital

•                  Cash Flow

•                  Organizational Group (by plant) “Line of Sight”

•                  Fixed cost

•                  Manufacturing efficiency variance

•                  Quality

•                  Uptime

•                  Balanced Scorecard Approach

Global TiO2 Manufacturing Operations

Strategically positioned plants to effectively serve global markets

Experienced operational management and plant-level leadership

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Nameplate Capacity (1)

Location	M Tonnes
Hamilton	225
Savannah	110
Western Australia	110
Botlek	72
Uerdingen (Sulfate)	107
Global Capacity	624

Summary Historical Production (1)

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(1)       Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by the joint venture partner.

Manufacturing Excellence

•                  Extracting More From Existing Assets:

•                  Focused effort to improve uptime at all five TiO2 facilities to world class

•                  Reduce maintenance spend

•                  Focused on quality

Percent Uptime	Annual Maintenance Cost as% of Estimated Replacement Value

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Source: “Making Common Sense, Common Practice”, Ron Moore

Raw Material - Ore

Titanium Bearing Ore = 25%-30% of COGS

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Cooljarloo Mine – Western Australia

Process Chemicals & Energy Costs

•                  Process Chemical Costs and Programs

•                  Successful execution of supply chain and contracting strategies mitigated potential cost increases

•                  Tronox cost increases were up 13%, substantially below general market

•                  3 major process chemicals are chlorine, petroleum coke and caustic

•                  Energy (Natural Gas, Electricity and Steam)

•                  Represents only about 10% to 11% of costs of goods sold

•                  Natural gas hedging and operating efficiency gains have mitigated potential increases

•                  Cost increases were up 13%, substantially below market rate increases

•                  We will continue to evaluate hedging opportunities

Financial Focus and Objectives:

•                  Disciplined focus on:

•                  Free cash flow generation

•                  EPS growth

•                  Debt reduction

•                  Regular quarterly dividend payments

•                  Efficiently manage working capital requirements

•                  Incentivize management with equity ownership

2006 Capital Expenditures

$94 MM

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Legacy Sites

•                  Company actively manages environmental issues related to legacy businesses

•                  In 1994, a centralized unit, Safety and Environmental Affairs (S&EA) was formed to manage environmental issues

•                  S&EA staffed with 33 experts in environmental remediation

•                  Financial reserves have been established for probable and estimable environmental costs, which are reviewed and updated quarterly

•                  As of 12/31/2005, gross reserves were $223.7 million

•                  As of 12/31/2005, receivable was $56.7 million

•                  U.S. Navy settlement of $20.5 million agreed to in Q1, 2006 and will pay 21% of future perchlorate remediation after 2011

•                  Insurance coverage covering majority of perchlorate remediation until Dec. 31, 2010

•                  Insurance coverage for five former forest product sites

•                  Department of Energy (DOE) reimburses Tronox for 55.2% of money spent to clean up the West Chicago and Kress Creek sites

•                  Kerr-McGee has agreed to a 7–year remediation cost reimbursement program going forward

•                  Henderson land sale – first parcel expected to be sold in 2nd half 2006

Kerr-McGee Planned Spin-Off

• Shares outstanding	40.4	MM
• Public: Class A	43%
• 17.5 MM shares
• KMG: Class B	57%
• 22.9 MM shares

•                  Kerr-McGee will complete the Class B spin to KMG existing shareholders on or after the 120-day lock up expires on March 22, 2006, and prior to the end of the Q1, 2006

•                  Following the spin-off, all Class B shares will continue to have 6 to 1 voting rights

Profit Growth Drivers

Target: >10% EPS Growth

Company Fundamentals	• Proprietary Chloride Technology • Superior Customer / Technical Service • Well Positioned to Benefit from Tight Supply & Demand • Global Pigment Operations

Internal Growth	• Organic Growth / Brownfield • Grow with Strategic Customers • Plastics & Specialty Focus • R&D Product Development

Margin Enhancement	• Market Segmentation • Optimize Supply Chain • Manufacturing Excellence • Rationalize Costs
External Growth

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Morgan Stanley Basic Materials Conference

Feb. 22, 2006

www.tronox.com

Tom Adams

Chief Executive Officer